Exhibit 99.1

Cytek Biosciences Reports First Quarter 2025 Financial Results

FREMONT, Calif., May 8, 2025 (GLOBE NEWSWIRE) – Cytek® Biosciences, Inc. (“Cytek Biosciences” or “Cytek”) (Nasdaq: CTKB), a leading cell analysis solutions company, today reported financial results for the first quarter ended March 31, 2025.

First Quarter Highlights

•	Total revenue for the first quarter of 2025 was $41.5 million, representing a 7.6% decrease compared to the first quarter of 2024

•

Expanded to a total installed base of 3,149 Cytek instruments, including the Amnis® and Guava® instruments shipped since the acquisition of the product lines in February 2023, adding 115 units in the first quarter of 2025

•	Commenced operations in Singapore to access low-cost manufacturing, increase capacity and enhance global supply flexibility

•	Launched the Cytek Muse® Micro instrument, a next-gen cell analyzer that is an affordable option for simplified flow cytometry while enhancing ease-of-use, precision and versatility

•	Repurchased $10.6 million of Cytek common stock in open market purchases during the first quarter of 2025

“I am encouraged by the resilience of our portfolio amidst a challenging macroeconomic backdrop, exemplified by double-digit revenue growth in Cytek cell sorters and our service business, and strength in the APAC region,” said Dr. Wenbin Jiang CEO of Cytek Bioscience. “We have established a durable foundation with an expanding installed base to drive recurring revenue growth in our service and reagent businesses. This, combined with our global diversification in sales, service and manufacturing and a focus on newer and rapidly growing products, enables us to effectively navigate these uncertain times. I further believe we are well positioned to emerge from this period even stronger than we are today with our industry-leading cell analysis portfolio, a strong balance sheet, and our investments to strengthen our competitive position as a market leader.”

First Quarter 2025 Financial Results

Total revenue for the first quarter of 2025 was $41.5 million, a 7.6% decrease compared to the first quarter of 2024. The decrease in revenue reflected a slowdown in product sales in the US and EMEA, partially offset by strength in APAC and strong service revenue worldwide.

Gross profit was $20.2 million for the first quarter of 2025, a 12% decrease compared to the first quarter of 2024. GAAP gross profit margin was 49% in the first quarter of 2025 compared to 51% in the first quarter of 2024. Adjusted gross profit margin, after adjusting for stock-based compensation expense and amortization of acquisition-related intangibles, was 52% in the first quarter of 2025 compared to 55% in the first quarter of 2024.

Operating expenses were $35.1 million for the first quarter of 2025, a 4.1% increase from $33.7 million in the first quarter of 2024.

Research and development expenses were $9.7 million for the first quarter of 2025 compared to $9.8 million for the first quarter of 2024.

Sales and marketing expenses were $12.5 million for the first quarter of 2025 compared to $12.5 million for the first quarter of 2024.

General and administrative expenses were $12.9 million for the first quarter of 2025 compared to $11.4 million for the first quarter of 2024.

Loss from operations in the first quarter of 2025 was $15.0 million compared to loss from operations of $10.7 million in the first quarter of 2024. Net loss in the first quarter of 2025 was $11.4 million compared to a net loss of $6.2 million in the first quarter of 2024.

Adjusted EBITDA loss in the first quarter of 2025 was $3.3 million compared to a loss of $0.7 million in the first quarter of 2024, after adjusting for stock-based compensation expense and foreign currency exchange impacts. Excluding investment income, Adjusted EBITDA loss for the first quarter was $5.5 million compared to a loss of $2.6 million in the first quarter of 2024.

Cash and marketable securities were $265.6 million as of March 31, 2025, compared to $277.9 million as of December 31, 2024. This represents a decrease of $12.3 million, despite a cash expenditure of $10.6 million for the repurchase of Cytek shares during the first quarter.

2025 Outlook

Cytek Biosciences revises its 2025 revenue guidance of full year 2025 revenue to be in the range of $196 million to $210 million, representing growth of -2% to 5% over full year 2024, assuming no change in currency exchange rates.

Webcast Information

Cytek will host a conference call to discuss its first quarter 2025 financial results on Thursday, May 8, 2025, at 1:30 p.m. Pacific Time / 4:30 p.m. Eastern Time. A webcast of the conference call can be accessed at investors.cytekbio.com.

About Cytek Biosciences, Inc.

Cytek Biosciences (Nasdaq: CTKB) is a leading cell analysis solutions company advancing the next generation of cell analysis tools by delivering high-resolution, high-content and high-sensitivity cell analysis utilizing its patented Full Spectrum Profiling™ (FSP®) technology. Cytek’s novel approach harnesses the power of information within the entire spectrum of a fluorescent signal to achieve a higher level of multiplexing with precision and sensitivity. Cytek’s platform includes: its core FSP instruments, the Cytek Aurora™, Northern Lights™ and Cytek Aurora™ CS systems; the Cytek Orion™ reagent cocktail preparation system; the Enhanced Small Particle™ (ESP™) detection technology; the flow cytometers and imaging products under the Amnis® and Guava® brands; and reagents, software and services to provide a comprehensive and integrated suite of solutions for its customers. Cytek is headquartered in Fremont, California with offices and distribution channels across the globe. More information about the company and its products is available at www.cytekbio.com.

Cytek’s products are for research use only and not for use in diagnostic procedures (other than Cytek’s Northern Lights-CLC system and certain reagents, which are available for clinical use only in China and the European Union).

Cytek, Full Spectrum Profiling, FSP, Cytek Aurora, Northern Lights, Enhanced Small Particle, ESP, Cytek Orion, Amnis, and Guava are trademarks of Cytek Biosciences, Inc.

In addition to filings with the Securities and Exchange Commission (SEC), press releases, public conference calls and webcasts, Cytek uses its website (www.cytekbio.com), LinkedIn page and X (formerly Twitter) account as channels of distribution of information about its company, products, planned financial and other announcements, attendance at upcoming investor and industry conferences and other matters. Such information may be deemed material information and Cytek may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Cytek’s website, LinkedIn page, and X account in addition to following its SEC filings, news releases, public conference calls and webcasts.

Statement Regarding Use of Non-GAAP Financial Information

Cytek has presented certain financial information in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) and also on a non-GAAP basis for the three-month period ended March 31, 2025 and March 31, 2024. Management believes that non-GAAP financial measures, including “Adjusted gross profit margin,” “Adjusted EBITDA loss,” and “Adjusted EBITDA loss excluding investment income,” referenced above, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the company’s core operating results. Management uses non-GAAP measures to compare the company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Cytek encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release.

Forward-Looking Statements

This press release and the related conference call, webcast and presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. All statements, other than statements of historical facts, may be forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, statements regarding Cytek’s ability to access low-cost manufacturing, increase capacity and enhance global supply flexibility; Cytek’s ability to effectively navigate uncertain times and strengthen its competitive position as a market leader; Cytek’s expanding installed base and future recurring revenue growth in its service and reagent businesses; Cytek’s business strategy and product plans; Cytek’s market opportunities; and Cytek’s future financial performance, including its outlook for fiscal year 2025 and expectations for 2025 total revenue. These statements are based on management’s current expectations, forecasts, beliefs, assumptions and information currently available to management. These statements also deal with future events and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. In addition, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements. Factors that could cause actual results to differ materially include global geopolitical, economic and market conditions; Cytek’s ability to manage the impacts of recent and future export controls and licensing requirements, tariffs and NIH funding policies on its business; Cytek’s ability to evaluate its prospects for future viability and predict future performance; Cytek’s ability to accurately forecast customer demand and adoption of its products; Cytek’s ability to recognize the anticipated benefits of collaborations; Cytek’s dependence on certain sole and single source suppliers; competition; market acceptance of Cytek’s current and potential products; Cytek’s ability to manage the growth and complexity of its organization, maintain relationships with customers and suppliers and hire and retain key employees; Cytek’s ability to manufacture its products in high-quality commercial quantities successfully and consistently to meet demand; Cytek’s ability to increase penetration in its existing markets and expand into adjacent markets; Cytek’s ability to secure additional distributors or maintain good relationships with its existing distributors; Cytek’s ability to successfully develop and introduce new products; Cytek’s ability to maintain, protect and enhance its intellectual property; Cytek’s ability to continue to stay in compliance with its material contractual obligations, applicable laws and regulations; and foreign currency exchange impacts. You should refer to the section entitled “Risk Factors” set forth in Cytek’s most recent Annual Report on Form 10-K filed with the SEC on February 28, 2025, Cytek’s Quarterly Report on Form 10-Q to be filed with the SEC on or about the date hereof and other filings Cytek makes with the SEC from time to time for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by Cytek’s forward-looking statements. Although Cytek believes that the expectations reflected in the forward-looking statements are reasonable, it cannot provide any assurance that these expectations will prove to be correct nor can it guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. The forward-looking statements in this press release and the related conference call, webcast and presentation are based on information available to Cytek as of the date hereof, and Cytek disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Cytek’s views as of any date subsequent to the date of this press release. Information contained on, or that is referenced or can be accessed through, our website does not constitute part of this document and inclusions of any website addresses herein are inactive textual references only.

Media Contact:

Stephanie Olsen

Lages & Associates

(949) 453-8080

stephanie@lages.com

Investor Contact:

Paul Goodson

Head of Investor Relations

Cytek Biosciences

pgoodson@cytekbio.com

Cytek Biosciences, Inc.

Consolidated Statements of Operations and Comprehensive Loss

(unaudited)

	Three months ended March 31,
(In thousands, except share and per share data)	2025	2024
Revenue, net:
Product	$28,110	$34,122
Service	13,347	10,738

Total revenue, net	41,457	44,860

Cost of sales:
Product	15,529	16,746
Service	5,771	5,101

Total cost of sales	21,300	21,847

Gross profit	20,157	23,013
Operating expenses:
Research and development	9,725	9,796
Sales and marketing	12,509	12,543
General and administrative	12,898	11,408

Total operating expenses	35,132	33,747

Loss from operations	(14,975)	(10,734)
Other income (expense):
Interest expense	(291)	(441)
Interest income	508	1,359
Other income, net	3,492	823

Total other income, net	3,709	1,741

Loss before income taxes	(11,266)	(8,993)
Provision for (benefit from) income taxes	136	(2,824)

Net loss	(11,402)	(6,169)

Net loss, basic and diluted	$(11,402)	$(6,169)

Net loss per share, basic	$(0.09)	$(0.05)

Net loss per share, diluted	$(0.09)	$(0.05)

Weighted-average shares used in calculating net loss per share, basic	128,339,481	130,920,971

Weighted-average shares used in calculating net loss per share, diluted	128,339,481	130,920,971

Comprehensive loss:
Net loss	$(11,402)	$(6,169)
Foreign currency translation adjustment, net of tax	(560)	(244)
Unrealized loss on marketable securities	(65)	(35)

Net comprehensive loss	$(12,027)	$(6,448)

Cytek Biosciences, Inc.

Consolidated Balance Sheets

(In thousands, except share and per share data)	March 31, 2025	December 31, 2024
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$95,299	$98,716
Restricted cash	—	29
Marketable securities	170,314	179,145
Trade accounts receivable, net	55,029	60,588
Inventories	45,347	43,893
Prepaid expenses and other current assets	14,512	14,075

Total current assets	380,501	396,446
Deferred income tax assets, noncurrent	33,709	33,374
Property and equipment, net	17,834	17,962
Operating lease right-of-use assets	9,869	10,168
Goodwill	16,678	16,663
Intangible assets, net	19,431	20,128
Other noncurrent assets	4,574	4,759

Total assets	$482,596	$499,500

Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$6,247	$5,529
Legal settlement liability, current	1,705	1,705
Accrued expenses	19,197	21,443
Other current liabilities	12,836	13,494
Deferred revenue, current	27,706	25,492

Total current liabilities	67,691	67,663
Legal settlement liability, noncurrent	8,819	9,036
Deferred revenue, noncurrent	15,717	16,098
Operating lease liability, noncurrent	7,448	7,552
Long term debt	918	1,050
Other noncurrent liabilities	2,380	2,364

Total liabilities	102,973	103,763

Stockholders’ equity:
Common stock, $0.001 par value; 1,000,000,000 authorized shares as of March 31, 2025 and December 31, 2024, respectively; 127,599,142 and 129,205,901 issued and outstanding shares as of March 31, 2025 and December 31, 2024, respectively.	128	129
Additional paid-in capital	426,705	430,791
Accumulated deficit	(46,601)	(35,199)
Accumulated other comprehensive (loss) gain	(609)	16

Total stockholders’ equity	379,623	395,737

Total liabilities and stockholders’ equity	$482,596	$499,500

Cytek Biosciences, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

	Three months ended
(In thousands)	March 31, 2025	March 31, 2024
	(Unaudited)	(Unaudited)
GAAP Gross profit	$20,157	$23,013
Stock based compensation	$1,086	$945
Amortization of acquisition-related intangible assets	$493	$503

Non-GAAP Adjusted gross profit	$21,736	$24,461

GAAP Gross margin	49%	51%
Non-GAAP Adjusted gross margin	52%	55%
GAAP Net income	$(11,402)	$(6,169)
Depreciation and amortization	$2,881	$2,461
Provision for (benefit from) income taxes	$136	$(2,824)
Interest income	$(508)	$(1,359)
Interest expense	$291	$441
Foreign currency exchange loss (gain)	$(1,278)	$1,131
Stock based compensation	$6,629	$5,640
Acquisition related expenses	$—	$—

Non-GAAP Adjusted EBITDA	$(3,251)	$(679)
Investment income	$(2,261)	$(1,904)
Non-GAAP Adjusted EBITDA excluding investment income	$(5,512)	$(2,583)